UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 24, 2013

L2 Medical Development Company
(Exact name of registrant as specified in its charter)

Commission File Number: 000-54092
Nevada	27-2969241
(State of incorporation)	(IRS Employer ID Number)

13050 Pennystone Drive, Farmers Branch, TX 75244
(Address of principal executive offices)

(903) 952-7100
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

___           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

___           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

(i)	On July 24, 2013, L2 Medical Development Company, (the “Company”) formally informed S.W. Hatfield, CPA of its dismissal as the Company’s independent registered public accounting firm.

(ii)
The reports of S.W. Hatfield, CPA on the Company’s financial statements as of and for the years ended December 31, 2012 and 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)
During the years ended December 31, 2012 and 2011, and through July 24, 2013, there have been no disagreements with S.W. Hatfield, CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of S.W. Hatfield, CPA would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)	The Company has requested that S.W. Hatfield, CPA furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

(b)	New independent registered public accounting firm

(1)
On July 24, 2013, the Company engaged Goldman Accounting Services CPA, PLLC as its new independent registered public accounting firm. During the two most recent fiscal years and through July 24, 2013, the Company had not consulted with Goldman Accounting Services CPA, PLLC regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Goldman Accounting Services CPA, PLLC concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

16.1	Letter of S.W. Hatfield, CPA dated July 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L2 MEDICAL DEVELOPMENT COMPANY

Dated: July 24, 2013	/s/ Matthew Lipton By: Matthew Lipton Its: President, Chief Executive Officer, Chief Financial Officer and Sole Director